                                                                   EXHIBIT 10-51










                               DTE ENERGY COMPANY

                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN






                            EFFECTIVE JANUARY 1, 2001

                                TABLE OF CONTENTS

Section                                                                                                    Page
PREAMBLE              .......................................................................................1

SECTION 1.   TITLE, PURPOSE AND EFFECTIVE DATE...............................................................1
     1.01.      Title........................................................................................1
     1.02.      Purpose......................................................................................1
     1.03.      Effective Date...............................................................................2

SECTION 2.   DEFINITIONS.....................................................................................2
     2.01.      Account......................................................................................2
     2.02.      Affiliated Company...........................................................................2
     2.03.      Anniversary Year.............................................................................2
     2.04.      Annual Cash Bonus............................................................................2
     2.05.      Base Salary..................................................................................2
     2.06.      Beneficiary..................................................................................2
     2.07.      Board........................................................................................2
     2.08.      Cash Balance Plan............................................................................2
     2.09.      Code.........................................................................................2
     2.10.      Committee....................................................................................2
     2.11.      Company......................................................................................3
     2.12.      Company's Accountants........................................................................3
     2.13.      Company's Actuaries..........................................................................3
     2.14.      Compensation.................................................................................3
     2.15.      Compensation Credit..........................................................................3
     2.16.      DTE..........................................................................................3
     2.17.      ERISA........................................................................................3
     2.18.      FICA.........................................................................................3
     2.19       Frozen MSBP Participant......................................................................3
     2.20.      Frozen MSBP Participant's Benefit............................................................3
     2.21.      Grandfathered MSBP Participant...............................................................3
     2.22.      Grandfathered MSBP Retiree...................................................................3
     2.23.      Grandfathered SDRIP Participant..............................................................3
     2.24.      Grandfathered SDRIP Nonactive Participant....................................................4
     2.25.      Investment Credit............................................................................4
     2.26.      Opening Balance..............................................................................4
     2.27.      Participant..................................................................................4
     2.28.      Plan.........................................................................................4
     2.29.      Plan Year....................................................................................4
     2.30.      Spouse.......................................................................................4
     2.31.      Vested Account...............................................................................5


                                       i
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
SECTION 3.   PARTICIPATION...................................................................................5
     3.01.      Designation By Committee.....................................................................5
     3.02.      Effective Date of Participation..............................................................5
     3.03.      Revocation of Designation....................................................................5

SECTION 4.   ACCOUNTS AND EARNINGS...........................................................................5
     4.01.      Establishment of Accounts....................................................................5
     4.02.      Election of Investment Options...............................................................6
     4.03.      No Requirement to Fund.......................................................................6

SECTION 5.   GRANDFATHERED AND FROZEN MSBP BENEFITS..........................................................6
     5.01.      Grandfathered and Frozen MSBP Participant's MSBP Benefit.....................................6
     5.02.      Election for Grandfathered MSBP Participants.................................................7
     5.03.      No Election for Frozen MSBP Participants.....................................................7

SECTION 6.   FORM AND TIMING OF PAYMENT......................................................................8
     6.01.      Distribution of Account......................................................................8
     6.02.      Timing of Distributions......................................................................8
     6.03.      Form of Distributions........................................................................8
     6.04.      Change In Distribution Option................................................................8

SECTION 7.   VESTING OF BENEFITS.............................................................................8
     7.01.      General......................................................................................8
     7.02.      Rehired Participants.........................................................................9
     7.03.      Redesignated Participants....................................................................9

SECTION 8.   SELECTION OF AND PAYMENTS TO A BENEFICIARY.....................................................10
     8.01.      Beneficiary Designation.....................................................................10
     8.02.      Change in Beneficiary.......................................................................10
     8.03.      Survivor Benefit............................................................................10

SECTION 9.   TAX WITHHOLDING................................................................................10

SECTION 10.   ADMINISTRATION OF THE PLAN....................................................................10
     10.01.     Duties and Power............................................................................10
     10.02.     Benefit Statements..........................................................................11
     10.03.     Right to Accelerate.........................................................................11

SECTION 11.   AMENDMENT, SUSPENSION, AND TERMINATION........................................................11
     11.01.     Right to Amend or Terminate.................................................................11
     11.02.     Right to Suspend............................................................................11
     11.03.     Partial ERISA Exemption.....................................................................11


                                       ii
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
SECTION 12.   MISCELLANEOUS.................................................................................11
     12.01.     Unfunded Plan...............................................................................11
     12.02.     No Right to Continued Employment............................................................12
     12.03.     Prohibition Against Alienation..............................................................12
     12.04.     Savings Clause..............................................................................12
     12.05.     Payment of Benefit of Incompetent...........................................................12
     12.06.     Spouse's Interest...........................................................................12
     12.07.     Successors..................................................................................12
     12.08.     Gender, Number and Heading..................................................................12
     12.09.     Legal Fees and Expenses.....................................................................12
     12.10.     Choice of Law...............................................................................13
     12.11.     Affiliated Employees........................................................................13
     12.12.     Plan Document...............................................................................13

SECTION 13.   ARBITRATION...................................................................................13

SECTION 14.   CHANGE IN CONTROL PROVISIONS..................................................................14
     14.01.     General.....................................................................................14
     14.02.     Immediate Vesting...........................................................................14
     14.03.     Transfer to Rabbi Trust.....................................................................14
     14.04.     Lump Sum Payments...........................................................................14
     14.05.     Joint and Several Liability.................................................................14
     14.06.     Dispute Procedures..........................................................................15
     14.07.     Definition of Change in Control.............................................................15



Appendix A -- MSBP Document
Appendix B -- Frozen MSBP Participants
Appendix C -- Grandfathered MSBP Participants
Appendix D -- Grandfathered SDRIP Participants
Appendix E -- Grandfathered SDRIP Participants -- 100% Vested as of June 1, 2002

                               DTE ENERGY COMPANY
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                            Effective January 1, 2001

                                    PREAMBLE

         Benefits under the DTE Energy Company Executive Supplemental Retirement Plan ("Plan") are available to designated executives and key management employees of DTE Energy Company and its Affiliated Companies. DTE Energy Company has established this Plan to benefit executives of DTE Energy Company and its Affiliated Companies in a manner that will be in the best interest of DTE Energy Company and its shareholders.

         The Plan replaces The Detroit Edison Company Management Supplemental Benefit Plan ("MSBP") and transfers all benefits under the MSBP to the Plan as of January 1, 2001. The Plan provides executives who are Grandfathered MSBP Participants (other than Frozen MSBP Participants) as of January 1, 2001, the opportunity upon termination to choose to have their benefit from the Plan calculated under the provisions of the MSBP, as modified by this Plan, or the provisions of this Plan. The MSBP is included as Appendix A. The provisions set forth in Appendix A continue to apply unless specifically modified under the provisions of the Plan.

         The Plan also replaces the MCN Energy Group Supplemental Death Benefit and Retirement Income Plan ("SDRIP") and transfers all benefits under the SDRIP for active Grandfathered SDRIP Participants to the Plan as of June 1, 2002.

         The Plan also replaces the Key Employee Deferred Compensation Plan ("KEDC")which is attached as Appendix F.

         Any employee who was a participant in the MSBP, SDRIP or KEDC and:

         (1) Was receiving benefits under such prior plan as of December 31, 2000 (May 31, 2002 for the SDRIP), or
         (2) Had terminated employment with the Company on or before December 31, 2000 (May 31, 2002 for the SDRIP) and was due a benefit at a later date shall continue to be paid (or shall be paid) benefits under the provisions of such prior plan.


                                   SECTION 1.
                        TITLE, PURPOSE AND EFFECTIVE DATE

         1.01. Title. The title of this Plan shall be the "DTE Energy Company Executive Supplemental Retirement Plan" and shall be referred to in this document as the "Plan."

         1.02. Purpose. The purpose of the Plan is to promote the success of DTE Energy Company (hereinafter referred to as "DTE") by providing the ability to attract and retain certain executives by providing such designated executives with additional retirement benefits.

                  It is intended that this Plan provide deferred compensation for "a select group of management or highly compensated employees" within the meaning of sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA") and, therefore, to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

         1.03.    Effective Date. The Plan shall be effective January 1, 2001.


                                   SECTION 2.
                                   DEFINITIONS

         The following words and terms, as used in this Plan, shall have the meanings set forth below, unless a clearly different meaning is required by the context in which the word or phrase is used.

         2.01. "ACCOUNT" means, except as to a Frozen MSBP Participant's Benefit, the hypothetical record or bookkeeping entry maintained by the Company reflecting each Participant's Opening Balance (if any), Compensation Credits, credited earnings and losses, and distributions under the Plan. The term "Account" should not be construed as an actual segregation of assets for the benefit of any particular Participant.

         2.02. "AFFILIATED COMPANY" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Code section 414(b)) as DTE or any other employing entity while such entity is under common control (within the meaning of Code section 414(c)) with DTE.

         2.03. "ANNIVERSARY YEAR" means the 12-month period of active service beginning with the date an employee is originally designated a Participant. For purposes of a Grandfathered MSBP Participant, an Anniversary Year means the 12-month period beginning with the date an employee was named a Group I or II participant in the MSBP.

         2.04. "ANNUAL CASH BONUS" means the compensation payable in the Plan Year under the DTE Energy Company Annual Incentive Plan, any similar annual incentive plan of an Affiliated Company, or any successor plans thereto.

         2.05. "BASE SALARY" means base salary payable prior to reduction for any pre-tax deferrals under Code sections 125, 129 or 401(k) and prior to reduction for any payroll deduction for taxes or any other purpose. "Base Salary" shall exclude any bonus, long-term awards, fringe benefit or other form of remuneration.

         2.06. "BENEFICIARY" means the person, persons or entity designated in writing by the Participant, on forms provided by the Company, to receive distribution of certain death benefits payable under the Plan in the event of the Participant's death.

         2.07. "BOARD" means the Board of Directors of DTE Energy Company.

         2.08. "CASH BALANCE PLAN" means any cash balance defined benefit plan maintained by the Company or an Affiliated Company which is intended to be qualified under Code section 401(a).

         2.09. "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder. References to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.10. "COMMITTEE" means the Organization and Compensation Committee of the Board. The Committee is responsible for the administration of the Plan and may delegate such administrative responsibilities under this Plan.

         2.11. "COMPANY" means DTE Energy Company or its successors and assigns.

         2.12. "COMPANY'S ACCOUNTANTS" means the independent accountant or accountants engaged by the Company and, if selected or changed following a Change in Control, approved by the trustee of the trust established in accordance with Section 14.

         2.13. "COMPANY'S ACTUARIES" means the independent actuary or actuaries engaged by the Company and, if selected or changed following a Change in Control, approved by the trustee of the trust established in accordance with
Section 14.

         2.14. "COMPENSATION" for periods on and after January 1, 2001, means a Participant's Base Salary plus Annual Cash Bonus.

         2.15. "COMPENSATION CREDIT" means an amount equal to 9% of the Participant's Compensation. Such credit shall be computed and credited to the Participant's Account on a monthly basis as of the last business day of each month. In order to receive a Compensation Credit for a given month, the Participant must be actively employed by the Company or Affiliated Company on such last business day of the month.

         2.16. "DTE" means DTE Energy Company or its successors and assigns.

         2.17. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulations issued thereunder. References to any section or subsection of ERISA includes references to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

         2.18. "FICA" means the tax applied under the Federal Insurance Contributions Act as set forth in Chapter 21, Subtitle C, of the Code, and any regulations issued thereunder.

         2.19. "FROZEN MSBP PARTICIPANT" means an employee of DTE on December 31, 2000 who was participating in the MSBP on December 31, 2000 and is included in Appendix B.

         2.20. "FROZEN MSBP PARTICIPANT'S BENEFIT" means the value of the Participant's MSBP benefit. Such benefit shall be calculated in accordance with section 5.01. In order to receive this benefit, the Participant must have attained age 55 and have completed at least 10 years of Company service upon termination, retirement, disability or death.

         2.21. "GRANDFATHERED MSBP PARTICIPANT" means an active employee of DTE on December 31, 2000 who was participating in the MSBP on December 31, 2000 and is included in Appendix C.

         2.22. "GRANDFATHERED MSBP RETIREE" means a former employee of DTE or an Affiliated Company who, on December 31, 2000, was a retired participant receiving benefits from the MSBP. The benefits payable to a Grandfathered MSBP Retiree shall be identical in all respects to the participant's benefit under the MSBP.

         2.23. "GRANDFATHERED SDRIP PARTICIPANT" means an active executive who was participating in the SDBRIP on May 31, 2002 and is included in Appendix D or E.

         2.24. "GRANDFATHERED SDRIP NONACTIVE PARTICIPANT" means a former employee of DTE or MCN Energy Group who, on May 31, 2002, was a terminated participant receiving or eligible to receive benefits from the SDRIP. The benefits payable to a Grandfathered SDBRIP Retiree shall be identical in all respects to the participant's benefit under the provisions of the SDRIP.

         2.25. "INVESTMENT CREDIT" means the hypothetical earnings, gains or losses posted to the Participant's Account as if the Participant's Account was invested in specific investment funds, as directed by the Participant, that reflect the funds offered under the DTE Energy Company Savings and Stock Ownership Plan, or its successor thereto. Prior to January 1, 2001, the Investment Credit will be equal to 7% per year, compounded monthly. From January 1, 2001 through November 1, 2002 or the conversion to a third-party administrator, the Investment Credit will be equal to 9.5% per year, compounded monthly.

         2.26.    "OPENING BALANCE" means:

                  (a) With respect to a Grandfathered MSBP Participant, the hypothetical value that would have accumulated if the ESRP had been in effect for such participant from the date he/she was named a Group I or II participant in the MSBP through January 1, 2001 ("Transition Period"). For purposes of the Compensation Credits during such Transition Period only, the term Compensation shall mean base pay, lump sums in lieu of annual base pay increases, and amounts awarded under the Shareholder Value Improvement Plan (`SVIP') and the Executive Incentive Plan (`EIP'). SVIP and EIP awards for years before 1994 will be treated as paid in full on the date the first payment was made; otherwise, SVIP and EIP awards will be included on the date of payment. Compensation includes amounts deferred under any qualified or nonqualified deferred compensation plan sponsored by DTE or any Affiliated Company. An Investment Credit equal to 7% per year, compounded monthly, shall be applied until December 31, 2000 and 9.5% per year compounded monthly from January 1, 2001 to the later of November 1, 2002 or the conversion to a third-party administrator.

                  (b) With respect to a Grandfathered SDRIP Participant, the value of such participant's SDRIP account as of May 31, 2002 under Option A of the SDRIP present valued at a 7% discount rate, plus Compensation Credits and Investment Credits from June 1, 2002 until the later of November 1, 2002 or the conversion to a third-party administrator.

                  (c) With respect to a Participant who is not a Grandfathered MSBP or SDRIP Participant hired prior to the later of November 1, 2002 or the date of conversion to a third-party administrator, an amount equal to Compensation Credits and Investment Credits until the later of November 1, 2002 or the conversion to a third-party administrator.

         2.27. "PARTICIPANT" means an executive of DTE or an Affiliated Company who has been designated by the Committee as eligible to participate in the Plan.

         2.28. "PLAN" means the DTE Energy Company Executive Supplemental Retirement Plan, as described herein and as amended.

         2.29. "PLAN YEAR" means the period beginning January 1 and ending December 31 of each year.

         2.30. "SPOUSE" means an individual who is legally married to a Participant under the laws of the State in which the Participant resides, on the day immediately preceding the Participant's date of death.

         2.31. "VESTED ACCOUNT" means the amount that the Participant is entitled to receive upon termination of service for any reason with the Company or an Affiliated Company. Vesting in a Participant's Account is governed by
Section 7 herein.


                                   SECTION 3.
                                  PARTICIPATION

         3.01. Designation By Committee. An employee may only become a Participant by designation by the Committee. Such employee must be an individual who is included within a "select group of management or highly compensated employees," within the meaning of Title I of ERISA. In addition, an employee who is a Grandfathered MSBP Participant, a Frozen MSBP Participant or a Grandfathered SDBRIP Participant shall also be a participant in the Plan.

         3.02. Effective Date of Participation. (a) Newly Designated Participants. An Employee shall become a Participant as of the later of January 1, 2001 or the date he or she is first designated as a Participant.

                  (b) Grandfathered MSBP Participants. A Grandfathered MSBP Participant shall be deemed to be a participant under the Plan as of the date he or she was named a Group I or II participant in the MSBP.

                  (c) Grandfathered SDBRIP Participants. A Grandfathered SDBRIP Participant shall become a Participant as of June 1, 2002.

         3.03. Revocation of Designation. A Participant whose designation is revoked prior to the Participant's retirement, death, termination or disability shall not receive any Compensation Credits under the Plan subsequent to the date of such revocation. However, all monies that are deemed to be in the Participant's Account as of the date of revocation shall continue to be reflected in the Participant's Account, including earnings, gains and losses based on the Participant's Deemed Investment elections under section 4.02, until the Participant's retirement, death, termination or disability.

         If a Participant whose designation has been revoked under this section is subsequently redesignated as a Participant under section 3.01, the provisions of section 7.03 shall govern.

                                   SECTION 4.
                              ACCOUNTS AND EARNINGS

         4.01. Establishment of Accounts. The Committee shall establish a hypothetical bookkeeping Account for each Participant. The initial value of a Participant's Account shall be zero, except for a Grandfathered MSBP Participant or a Grandfathered SDBRIP Participant, whose initial Account balance shall be established as an Opening Balance. The establishment of an opening balance other than that stated in the previous sentence or awarding of additional service for purposes of vesting under Section 7 shall not be permitted under the Plan.

Upon the conversion to a third-party administrator, a Participant's Account balance shall be deemed to be invested in a money market investment fund unless and until the Participant makes his or her investment elections in accordance with section 4.02. Compensation Credits shall be credited to a Participant's Account as of the last business day of each month.

         4.02. Election of Investment Options. Each Participant shall, by filing an election with the Committee, in a format approved by the Committee, elect the investment options in which the Participant's Account is deemed to be invested ("Deemed Investments"). Investment options available under the Plan and the ability to change such investment election shall mirror those available under the DTE Energy Company Savings and Stock Ownership Plan (or any successor plan thereto), however, investment options may be changed at the discretion of the Committee.

         4.03. No Requirement to Fund. The Company shall have sole discretion whether or not to invest any of the Company's funds (whether or not in trust) in a manner that reflects the Deemed Investments or in any other manner. If and to the extent the Company chooses to invest in any Deemed Investment, assets acquired by the Company shall remain the sole property of the Company, subject to the claims of its general creditors, and shall not be deemed to form part of the Participant's Account. Nothing herein, however, shall preclude the Company from segregating assets that are intended to be a source of payment of benefits from the Plan. The Company shall not be required to fund its obligations in any manner and shall not be required to invest in any particular investment, including any Deemed Investment fund. The Company may, without limitation, purchase life insurance or any security or other property with respect to any or all of its obligations under the Plan. Participants shall have no right, title or interest in any assets held by the Company (or any trust) by reason of a Participant's participation in this Plan.



                                   SECTION 5.
                     GRANDFATHERED AND FROZEN MSBP BENEFITS

         5.01. Grandfathered and Frozen MSBP Participant's MSBP Benefit. (a) General. In computing a Grandfathered or Frozen MSBP Participant's MSBP benefit, such benefit shall be calculated under the provisions described in Appendix A; however, for any years of participation after December 31, 2000, Final Average Compensation shall be computed using a hypothetical 10% bonus amount (based on the Participant's base salary as of the end of the year of computation) in lieu of any payments actually paid under the Shareholder Value Improvement Plan (or any successor plan thereto). Such hypothetical bonus shall be deemed credited as of March 1 in the year after the year during which the bonus was earned.

                  (b) Target Percent of Average Final Compensation. Participants who have been awarded service under the MSBP must certify any qualified plan retirement income that the Participant has received, is receiving or will receive from a previous employer. Payments from the MSBP to Participants with awarded service shall be reduced by the non-contributory portion of such retirement income from a previous employer.

                  (c) Cash Balance Participation. If a Grandfathered or Frozen MSBP Participant participates in the cash balance portion of the DTE Energy Company Retirement Plan (or any successor plan thereto), such Participant's MSBP benefit shall be computed in accordance with Appendix A, except that the calculation under Step 5 of the Payment Calculation shall be modified such that the Monthly Target Benefit Amount under the Guaranteed Term Plus Life payment option will be determined as one-twelfth of the following: Step 2 plus Step 4 minus the Cash Balance Benefit under the DTE Energy Retirement Plan expressed as a Straight Life Annuity option at early retirement. Under Step 2 as modified, the term "Retirement Allowance Factor" shall mean the "multiplier (or multipliers, if applicable) used in the basic formula of the DTE Energy Company Retirement Plan for Non-Cash Balance Participants."

                  (d) Promotion From Group II. If a Participant who had a designation of Group II under the MSBP as of January 1, 2001, is subsequently promoted to Group I, such Participant's MSBP benefit at termination shall be calculated with the Group I target percentage of average final compensation and Group I service index.

                  (e) Promotion From Group III. If a Frozen MSBP Participant who had a designation of Group III under the MSBP as of January 1, 2001, is subsequently promoted and designated a Group II or Group I Participant, such Participant's MSBP benefit at termination will be calculated with the target percentage of average final compensation and service index reflective of the Participant's Group at termination. Such Participant's ESRP Account shall be initialized as of the date the Participant's promotion to Group I or Group II is effective ("Promotion Date"). As of the Participant's Promotion Date, he or she shall be treated as a Grandfathered MSBP Participant for purposes of Section 5.02.

         5.02. Election for Grandfathered MSBP Participants. A Grandfathered MSBP Participant may be eligible to elect to receive one of the following benefits of this Plan:

                  (a) the value of the Participant's Account distributed in accordance with his or her distribution election as of the Participant's last day of active employment with the Company or Affiliated Company; or

                  (b) the value of the Participant's MSBP benefit calculated under section 5.01. In order to elect this option (b), the Participant must have attained age 55 and have completed at least 10 years of Company service as of his or her last day of active employment with the Company or Affiliated Company.

         Such election shall be made no later than the Participant's last day of active employment with the Company or Affiliated Company. If a Grandfathered MSBP Participant does not make a timely election under this section, such Participant shall be deemed to have made the election described in subsection
(a) above as of his or her termination date.

         If a Grandfathered or Frozen MSBP Participant makes an election to have his or her benefit calculated in accordance with Section 5.02(b) and such Participant survives his or her designated beneficiary prior to full payment of the benefit, the Participant shall continue to receive the benefit as originally calculated. There shall be no pop-up feature under this Plan.

         5.03. No Election for Frozen MSBP Participants. A Frozen MSBP Participant shall not have an election as described in section 5.02. The benefit available to a Frozen MSBP Participant shall be calculated as described in section 5.01(a) or (b).


                                   SECTION 6.
                           FORM AND TIMING OF PAYMENT

         6.01. Distribution of Account. The Company shall distribute each Participant's Vested Account in accordance with the Participant's distribution election unless the Plan provides otherwise. The distribution election shall provide for payment in either (i) annual installments over a period not less than two years and not more than 15 years, in one-year increments, or (ii) a lump sum distribution. If no distribution election is on file with the Company, the Participant's Vested Account shall be distributed in a single lump sum.

         6.02. Timing of Distributions. A lump sum distribution or the first annual installment shall be made as of the March 1 of the plan year following the year of termination of service with the Company or an Affiliated Company. Subsequent annual installments shall be made each following March 1 of the installment period. Timing of a distribution due to a Participant's death shall be governed by Section 8.03.

         6.03. Form of Distributions. (a) Annual Installments. The distribution to a Participant shall be paid in cash. The initial annual installment distribution shall be determined by dividing the value of the Participant's Account, determined as of December 31 of the Plan Year in which the Participant's employment terminated by the number of installment payments to be made. The amount distributed to the Participant thereafter shall be recalculated each year to reflect changes in the Participant's Account through December 31 of such subsequent calendar year and the remaining number of installment payments to be made. Earnings and losses based on the Deemed Investments shall be credited to the Participant's Account through December 31 of each Plan Year in which the Participant has an Account balance.

         (b) Distribution of Small Amounts. Notwithstanding a Participant's distribution election, if a Participant's Vested Account is less than or equal to $10,000 as of any December 31, the Participant's Account shall be paid in a single lump sum.

         6.04. Change In Distribution Option. A Participant may change the distribution election previously selected by submitting a revised distribution election to the Committee. A change in time or manner of any distribution, however, shall be effective only if the Vice President, Human Resources receives the revised distribution election while the Participant is actively employed by the Company or an Affiliated Company.

                                   SECTION 7.
                               VESTING OF BENEFITS

         7.01. General. (a) A Participant, other than a Grandfathered MSBP or SDRIP Participant, shall vest 20% per Anniversary Year in his or her Account ("Vesting Service"). There is no partial vesting for a portion of an Anniversary Year. A Participant's Vested Percentage shall equal the product of (i) 20% and
(ii) the Participant's number of Anniversary Years as of the date of his or her termination, retirement, death or disability.

                  (b) Grandfathered MSBP Participant. A Grandfathered MSBP Participant shall vest 20% per Anniversary Year in his or her Account beginning with the year in which the employee was named a Group I or II participant in the MSBP. A Participant's Vested Percentage shall equal the product of (i) 20% and
(ii) the Participant's number of Anniversary Years as of the date of his or her termination, retirement, death or disability.

                  (c) Grandfathered SDRIP Participant. A Grandfathered SDRIP Participant, except for those Participants named on Appendix E, shall vest 50% in his or her Account as of June 1, 2003 and shall be 100% vested as of June 1, 2004. Participants listed on Appendix E shall be 100% vested as of June 1, 2002.

         7.02. Rehired Participants. (a) Vesting. If a Participant terminates employment with the Company or Affiliated Company prior to becoming 100% vested, the Participant's Account shall be distributed in accordance with section 6 and the nonvested portion of the Account shall be forfeited. If such Participant is subsequently rehired by the Company or Affiliated Company and is designated a Participant in accordance with section 3, any Account value forfeited upon the prior termination shall not be reinstated.

                  However, if the Participant has not incurred consecutive one-year Breaks in Service equal to or in excess of (i) 5 years, or (ii) the aggregate number of years of Vesting Service the Participant had earned before such Break in Service, the Participant's Anniversary Date shall be adjusted to take into consideration such Participant's prior period of active service during which he or she was considered to be a Participant in the Plan ("Adjusted Anniversary Date"). A new Account shall be established for such rehired Participant for the purpose of recording Compensation Credits and Investment Credits beginning after such Participant's rehire date reflective of his or her Vested Percentage which shall be recomputed to include the Participant's Adjusted Anniversary Date.

                  (b) Pay Status of Prior Benefit. If the rehired Participant is receiving annual distributions of his or her Account as it existed on the date of the Participant's termination ("Prior Account"), such Prior Account (i) will remain separate from the Account established as described in Section 7.02(a),
(ii) will retain the Vesting Percentage applied as of the Participant's date of termination, and (iii) payments to the Participant will continue upon the Participant's return to employment with the Company or Affiliated Company.

         7.03. Redesignated Participants.If a Participant's designation as a Participant had been revoked under section 3.03, prior to becoming 100% vested, the Participant's Account shall continue to be credited with earnings, gains and losses based on the deemed investment of the Account. If such Participant is subsequently redesignated as a Participant under section 3.01, such Participant's vested status shall be determined based on the Participant's Anniversary Years and his Account shall be adjusted to reflect the revised vested percentage.

                                   SECTION 8.
                   SELECTION OF AND PAYMENTS TO A BENEFICIARY

         8.01. Beneficiary Designation. A Participant shall designate a Beneficiary on a form provided by the Vice President, Human Resources, or his or her designee, for the purpose of designating a Beneficiary. If a Participant has not designated a Beneficiary, or if a designated Beneficiary is not living or in existence at the time of a Participant's death, any death benefits payable under the Plan shall be paid to the Participant's Spouse, if then living, and if the Participant's Spouse is not then living, to the Participant's estate.

         8.02. Change in Beneficiary. A Participant may change the designated Beneficiary from time to time by filing a new written designation with the Vice President, Human Resources, or his or her designee. Such designation shall be effective upon receipt by the Vice President, Human Resources, or his or her designee.

         8.03. Survivor Benefit. If a Participant dies with an Account balance under this Plan, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. The Beneficiary shall receive the lump sum calculated under the MSBP if the deceased Participant is a Grandfathered MSBP Participant and the Beneficiary elects to receive the benefit provided under the MSBP. Otherwise, such lump sum shall equal the deceased Participant's Account under the Plan. The lump sum distribution shall be paid within ninety (90) days following the Participant's death.


                                   SECTION 9.
                                 TAX WITHHOLDING

         Benefits hereunder shall be subject to applicable FICA withholding laws. Benefit payments hereunder shall be subject to applicable federal, state and 1ocal tax withholding laws.


                                   SECTION 10.
                           ADMINISTRATION OF THE PLAN

         10.01. Duties and Power. The Committee shall be the "named fiduciary" for the Plan responsible for the general operation and administration of the Plan and the proper execution of its provisions. It shall have full discretionary authority to interpret the Plan and to determine the response to all questions arising from its provisions. It shall maintain all necessary books of accounts and records. It shall have the full discretionary power and authority to establish, interpret, enforce, amend, and revoke, from time to time, such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, including the right to remedy ambiguities, inconsistencies and omissions. Any action that the Committee is required or authorized to take shall be final and binding upon each and every person who is or may become a Plan Participant or Beneficiary. The Committee may delegate its authority to administer the Plan.

         10.02. Benefit Statements. The Committee, or its designee, will provide each Participant with a quarterly statement setting forth the Participant's Account balance.

         10.03. Right to Accelerate. The Board in its sole discretion may accelerate all vested benefits upon termination of the Plan, and pay such benefits in a single lump sum. If the Internal

Revenue Service or the Committee determines that any amounts in Participants' Accounts are currently taxable, the Committee may direct immediate payment of all or some Plan benefits in a single lump sum or to take any other action it deems appropriate. In addition, Participant's terminating employment with an Account balance of less than $10,000 shall receive such benefits in a single lump sum regardless of the Participant's distribution election.



                                   SECTION 11.
                     AMENDMENT, SUSPENSION, AND TERMINATION

         11.01. Right to Amend or Terminate. The Plan may be amended, modified or terminated by the Committee at any time. Such amendment, modification or termination may modify or eliminate any benefit hereunder except that such amendment, modification or termination shall not affect the rights of Participants or Beneficiaries to the vested portion of a Participant's Account as of the date of such amendment or termination.

         11.02. Right to Suspend. If the Committee determines that payments under the Plan would have a material adverse affect on the Company's ability to carry on its business, the Committee may suspend such payments temporarily for such time as in its sole discretion it deems advisable, but in no event for a period in excess of one year. The Company shall pay such suspended payments in a lump sum immediately upon the expiration of the period of suspension.

         11.03. Partial ERISA Exemption. The Plan is intended to provide benefits for "a select group of management or highly compensated employees" within the meaning of sections 201, 301 and 401 of ERISA, and therefore to be exempt from sections 2, 3 and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and existing Account balances shall be paid in a single lump-sum and no further benefits, vested or non-vested, shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of section 3(2) of ERISA which is not so exempt.


                                   SECTION 12.
                                  MISCELLANEOUS

         12.01. Unfunded Plan. The Plan shall be unfunded within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. All benefits payable under the Plan shall be paid from the Company's general assets. The Company shall not be required to set aside or hold in trust any funds for the benefit of a Participant or Beneficiary, each of whom shall have the status of a general unsecured creditor with respect to the Company's obligation to make benefit payments pursuant to the Plan. Any assets of the Company available to pay Plan benefits shall be subject to the claims of the Company's general creditors and may be used by the Company in its sole discretion for any purpose. A Participant shall be treated as an unsecured creditor of the Company for all benefits under the Plan.

         12.02. No Right to Continued Employment. Nothing in the Plan shall create or be construed as a contract between the Company or an Affiliated Company and employees for any matter including giving any person employed by the Company or an Affiliated Company the right to be retained in the Company's or an Affiliated Company's employ. The Company and each Affiliated Company expressly reserve the right to dismiss any person at any time, with or without cause, without liability for the effect that such dismissal might have upon him as a Participant in the Plan or for any other purpose.

         12.03. Prohibition Against Alienation. Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

         12.04. Savings Clause. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and the remaining provisions hereof shall continue to be construed and enforced as if the invalid or unenforceable provision had not been included.

         12.05. Payment of Benefit of Incompetent. In the event the Committee finds that a Participant, former Participant or Beneficiary is unable to care for his affairs because of his minority, illness, accident, or other reason, any benefits payable hereunder may, unless other claim has been made therefor by a duly appointed guardian, committee or other legal representative, be paid to a spouse, child, parent, or other blood relative or dependent or to any person found by the Committee to have incurred expenses for the support and maintenance of such Participant, former Participant, or Beneficiary; and any such payments so made shall be a complete discharge of all liability therefor.

         12.06. Spouse's Interest. The interest in the benefits hereunder of a Spouse who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner including, but not limited to, such Spouse's will, nor shall such interest pass under the laws of intestate succession.

         12.07. Successors. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company and Participating Affiliated Companies under this Plan shall continue and be binding upon the Company, Participating Affiliated Companies and its successors.

         12.08. Gender, Number and Heading. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

         12.09. Legal Fees and Expenses. The Company shall pay all reasonable legal fees and expenses that a Participant may incur as a result of the Company contesting the validity, enforceability, or the Participant's interpretation of, or determinations under this Plan, other than tax withholding under Section 9.

         12.10. Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan, other than its choice-of-law rules, to the extent not superseded by applicable federal statues or regulations.

         12.11. Affiliated Employees. Transfers of employment between Affiliated Companies and the Company or other Affiliated Companies will be treated as continuous and uninterrupted service under the Plan.

         12.12. Plan Document. This Plan document provides the final and exclusive statement of the terms of the Plan. Unless otherwise authorized by the Committee or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to Section 11.01. This document legally governs the operation of the Plan, and any claim of right or entitlement under the Plan shall be determined solely in accordance with its provisions. To the extent that there are any inconsistencies between the terms of any related materials and the terms of this document, the terms of this document shall control and govern the operation of the Plan. No other evidence, whether written or oral, shall be taken into account in determining the right of an Eligible Employee, a Participant, or Beneficiary, as applicable, to any benefit of any type provided under the Plan.


                                   SECTION 13.
                                   ARBITRATION

         In the event of any dispute, claim, or controversy (hereinafter referred to as a "Grievance") between a Participant who is eligible to elect to receive the benefits provided under this Plan and the Company with respect to the payment of benefits to such Participant under this Plan, the computation of benefits under this Plan, or any of the terms and conditions of this Plan, such Grievance shall be resolved by arbitration in accordance with this Section 13.

                  (a) Arbitration shall be the sole and exclusive remedy to redress any Grievance.

                  (b) The arbitration decision shall be final and binding, and a judgment on the arbitration award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

                  (c) The arbitration shall be conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association and reasonable expenses of the arbitrators and the American Arbitration Association shall be borne by the Company.

                  (d) The place of the arbitration shall be the offices of the American Arbitration Association in the Detroit, Michigan Metropolitan area.

                  (e) The arbitrator(s) shall not have the jurisdiction or authority to change any of the provisions of this Plan by alteration of, addition to, or subtraction from the terms thereof. The arbitrator(s)' sole authority shall be to apply any terms and conditions of this Plan. Since arbitration is the exclusive remedy with respect to any Grievance, no Participant eligible to receive benefits provided under this Plan has the right to resort to any federal court, state court, local court, or administrative agency concerning breaches of any terms and provisions hereunder, and the decision of the arbitrator(s) shall be a complete defense to any suit, action, or proceeding instituted in any federal court, state court, local court, or administrative agency by such employee or the Company with respect to any Grievance which is arbitrable as herein set forth.

                  (f) The arbitration provisions shall, with respect to any Grievance, survive the termination of this Plan.

                                   SECTION 14.
                          CHANGE IN CONTROL PROVISIONS

         14.01. General. In the event of a Change in Control, as defined in
Section 14.07, then, notwithstanding any other provision of the Plan, the provisions of this Section 14 shall be applicable and shall supersede any conflicting provisions of the Plan, including any change in control language in the MSBP, SDRIP or KEDC.

         14.02. Immediate Vesting. In the case of a Change in Control, each Participant's Account shall immediately be 100% vested.

         14.03. Transfer to Rabbi Trust. The Company shall establish a trust (the "Rabbi Trust") that is intended to be an unfunded arrangement and not affect the status of the Plan as an unfunded arrangement for purposes of Title I of ERISA. The terms of the Rabbi Trust shall provide that, within seven (7) days of a Change in Control, assets shall be transferred to the Rabbi Trust in (a) an amount equal to each Participant's Account balance as of the date of the Change in Control, plus (b) an amount deemed necessary to pay estimated Rabbi Trust administrative expenses for the following five (5) years, as determined by the Company's Accountants or the Company's Actuaries. Assets transferred in accordance with the preceding sentence shall either be (i) in the form of shares of the Deemed Investments and/or DTE Stock equal to the number of shares of each such Deemed Investment and DTE Stock in which the Participant's Account is deemed to be invested for bookkeeping purposes on the date of the Change in Control or (ii) in the form of in cash, in which case an additional cash transfer shall be made, prior to the initial investment of cash by the trustee of the Rabbi Trustee in DTE Stock or any Deemed Investment, in an amount sufficient to permit the trustee of the Rabbi Trust to invest in the number of shares of each Deemed Investment and DTE Stock in which the Participant's Account was deemed to be invested for bookkeeping purposes on the date of the Change in Control (as adjusted for any subsequent share splits, consolidations, etc.). The Company and/or an Affiliated Company shall make all transfers of assets required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

         14.04. Lump Sum Payments. In connection with a Change in Control or consummation of a transaction constituting a Change in Control, the Chairman of DTE Energy Company shall have the absolute discretion to direct that a lump sum payment be made to a Participant up to the total value of such Participant's Account if such payment will reduce the amount of any potential excise tax imposed by Code section 4999.

         14.05. Joint and Several Liability. Upon and at all times after a Change in Control, the liability under the Plan of the Company and each Affiliated Employer that has adopted the Plan shall be joint and several so that the Company and each such Affiliated Employer shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

         14.06. Dispute Procedures. In the event that, upon or at any time subsequent to a Change in Control, a disputed claim for benefits under the Plan is brought by a Participant or beneficiary, the following additional procedures shall be applicable:

                  (a) Any amount that is not in dispute shall be paid to the Participant or beneficiary at the time or times provided herein.

                  (b) The Company shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a judicial resolution of his or her claim, including reasonable fees, costs and expenses relating to arbitration.

         14.07. Definition of Change in Control. A "Change in Control" means the occurrence of any one of the following events:

                  (a) individuals who, on December 31, 2001, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 31, 2001, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to directors or as a result of any other actual or threatened solicitation of proxies [or consents] by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (b) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c)), or (E) a transaction (other than one described in (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (b);

                  (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries (a "Business Combination") or sale or other disposition of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company (a "Sale"), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the

Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

                  (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

IN WITNESS WHEREOF, DTE Energy Company has caused this Plan to be executed as of this 1st day of January 2001.


                                             DTE Energy Company


                                             By:
                                                ---------------------------
                                             Larry E. Steward
                                             Vice President, Human Resources